Corporate Overview March 2020

Safe Harbor Statement This presentation contains forward-looking statements, including statements related to the continued development of vecabrutinib (SNS-062) and other product candidates, including the timing and preliminary results of Phase 1b/2 trial of vecabrutinib and the therapeutic potential of vecabrutinib, further development and potential of its kinase inhibitor pipeline, planned development of SNS-510, size and potential market for vecabrutinib and SNS-510 and the sufficiency of its cash resources and financial position. These forward-looking statements represent Sunesis’ beliefs and assumptions only as of the date of this presentation. Forward-looking statements involve risks and uncertainties. Sunesis' actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, the risk that Sunesis' development activities for vecabrutinib and other product candidates could be otherwise halted or significantly delayed for various reasons, the risk that Sunesis' clinical studies for vecabrutinib and other product candidates may not demonstrate safety or efficacy or lead to regulatory approval, risks related to Sunesis' need for substantial additional funding to complete the development and commercialization of vecabrutinib and other product candidates, the risk that data to date and trends may not be predictive of future data or results, risks related to the timing or conduct of Sunesis' clinical trials, and risks related to Sunesis' ability to raise the capital that it believes to be accessible and is required to fully finance the development and commercialization of vecabrutinib and other product candidates. Additional risks and uncertainties relating to Sunesis can be found under the heading "Risk Factors" and elsewhere in Sunesis’ Quarterly Report on Form 10-Q for the quarter ended September 30, 2019 filed with the Securities and Exchange Commission on November 12, 2019 and Sunesis' other filings with the Securities and Exchange Commission. Sunesis expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in Sunesis' expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based.

Sunesis Overview TAK-580: Pan-RAF inhibitor Partnered Programs Vosaroxin: Topo2 inhibitor for AML Partner DOT Therapeutics-1 Denovo Biopharma Preclinical Phase 1 Phase 2 Phase 3 B-Cell Malignancies Vecabrutinib BTK Hematologic/Solid Tumors SNS-510 PDK1 Kinase Inhibitor Pipeline

BTK Inhibition is a Backbone of Therapy for CLL Imbruvica: first covalent BTK inhibitor approved Imbruvica 2019 sales: >$7B CLL market share leader (across all lines of therapy) GlobalData estimates 2025 sales >$12B Johnson & Johnson and AbbVie annual reports and earnings releases, GlobalData Forecast Feb 2020

Relapse from Ibrutinib Associated with Acquired Resistance Mutations CLL Progression Woyach et al., J Clin Oncol 2017 Scarfo et al. (ERIC), EHA 2018 Quinquenel et al. (FILO), Blood 2019 Landmark Analysis of 308 Ibrutinib-Treated Patients: ~30% Relapsed at 5 years BTK C481x: Most Common Resistance Mutation 80% of relapsed patients sequenced had a BTK C481 mutation Appears ~9 months before relapse 50% of relapsed patients had a BTK C481 mutation 88% of relapsed patients had a BTK C481 mutation

Vecabrutinib Non-covalent BTK inhibitor

Vecabrutinib BTK Kinase Domain Interaction Differentiated from Ibrutinib Cys481 vecabrutinib ibrutinib Hinge αC-helix Thr474 (gatekeeper) Activation loop Cys481 Hinge αC-helix Thr474 (gatekeeper) Activation loop Vecabrutinib distinct kinase domain interaction translates into improved selectivity over ibrutinib and maintained activity against BTK C481S

Vecabrutinib - Selective Kinase Inhibitor Highly selective BTK inhibitor with nanomolar potency1 Emerging ITK role in CLL and other indications: Improves T cell number and function2 Contributes to ibrutinib activity in chronic graft-versus-host disease3 Improves activity of anti-CD19 CAR-T cells in CLL patients4 Profiling vecabrutinib BTKi/ITKi activities in nonclinical models ongoing, T-cell/leukocyte profiling incorporated into Phase 2 TEC Family Kinases Other Kinases BTK ITK TEC† TXK BMX LCK† SRC BLK NEK11 EGFR IC50 nM 3 14 14 474 224 8 84 23 90 >6000 †Activated. 1 Sunesis data: 234 kinase kinome screen 2 Long et al., JCI 2017 3 Ibrutinib prescribing information 2017; Miklos et al., Blood 2017; Schutt et al., PLoS 2015 4 Gauthier et al., ASH 2018

Vecabrutinib Differentiated Kinase Inhibition Profile TEC Family Kinases Inhibition of Other Kinases IC50 (nM) BTK ITK Tec# TXK* BMX* Notable Target Kinases Ibrutinib2 0.5 10.7 78 2.03 0.8 >10 more: EGFR family Acalabrutinib3 5.1 >1000 93 368 46 Selective Zanubrutinib4 0.22 30 1.9 n/a n/a N/A (not published) Vecabrutinib1 3 14 14 474 224 Selective: only 4, including SRC family, NEK11 ARQ 5315 0.85 >10000 5.8 36.4 5.23 >20 more: SRC & TRK families, RAF1, MEK1 Loxo-3056 3.15 >5000 1234 209 1155 Selective: ERBB4 (13.3 nM), BRK, MEK2 CG-8067 (Aptose) 8.4 4.3 >1000 n/a 14.5 18 w/ IC50 <10 nM: FLT3 (wt, ITD) c-MET, TRK family & Aurora kinases n/a=not available * Determined with vecabrutinib free base (also relevant for SRC and EGFR) # Activated 1 Neuman et al., ASH 2016 2 Honigberg et al., PNAS 2010 3 Byrd et al., NEJM 2016 covalent non-covalent 4 Tam et al., ASH 2016; Sun et al., AACR 2014 5 Reiff et al., Cancer Discovery 2018 6 Brandhuber et al., SOHO 2018 7 Zhang et al., EHA 2018

Vecabrutinib Active in Wild-type and C481S Mutant BTK Activity of ibrutinib and acalabrutinib is profoundly affected1-4 Poor PK contributes to resistance in patients with BTK C481 mutations Vecabrutinib active against BTK C481S mutation and induces apoptosis in BTK-dependent lymphoma cell lines1-4 Clinical PK profiles suggest target levels that provide sustained BTK inhibition required for clinical activity are achievable2,5 BTK Inhibition – Kinase Assays IC50 nM WT BTK C481S BTK Fold Change Vecabrutinib 4.6 1.1 0.2 Ibrutinib 0.1 6.6 66 Acalabrutinib 4.2 707 168 [ATP] = 50 µM 1Binnerts et al., EORTC-AACR-NCI 2015 2Neuman et al., ASH 2016 3Fabian et al., AACR 2017 4Libre, Salles, Sujobert et al., EHA 2018 5062-HEM-102 Sunesis data Ibrutinib Acalabrutinib Vecabrutinib

Vecabrutinib in B-Cell Malignancies Phase 1b/2 Trial Status and Preliminary Data

Vecabrutinib in B-Cell Malignancies Phase 1b/2 Study Design C 1 25 Phase 1b CLL/SLL, MCL, WM, DLBCL-ABC, FL, MZL ≥ 2 prior regimens, includes BTK inhibitor if approved for the indication Modified 3+3 Design ≥1 Prior Tx* BTK C481x mutation ≥1 Prior Tx* no BTK C481x mutation ≥2 Prior Tx BTK C481x mutation ≥ 1 Prior Tx* ibrutinib intolerant# Phase 2 CLL/SLL C 2 50 C 3 100 C 4 200 C 5 300 Note: doses are for vecabrutinib succinate; conversion factor to vecabrutinib is 0.82. For example, 100 mg vecabrutinib succinate corresponds to 82 mg vecabrutinib. C 7 500 * Most recent therapy: any covalent BTKi # Intolerant to any covalent BTKi C 6 400 Cohort # Dose (mg BID)

Phase 1b/2 Vecabrutinib in B-Cell Malignancies Currently treating patients across 300 mg, 400 mg, & 500 mg doses 400 mg response assessments: 1Q20 500 mg response assessments: 2Q20

ASH 2019: Baseline Characteristics All Patients Cohorts 1-5 N=29 Indication 23 CLL 3 MCL, 2 WM, 1 MZL Median age (range) 68 (47-77) ECOG PS 0 13 (45%) ECOG PS 1 15 (52%) ECOG PS 2 1 (3%) Median prior txb (range) 4 (2-9) ≥1 Chemotherapy 22 (76%) Covalent BTKi 29 (100%) 24 IBR, 5 Acala Venetoclax 12 (41%) CAR-T 2 (7%) Del (17p) 11 (46%) Del (13q) 10 (38%) Trisomy 12 6 (21%) Mutation Status of CLL Patients N=23 Unmutated IGHV 19 (83%) TP53 mutations 18 (78%) Del (17p) 13 (58%) BTK C481 mutation N=18a 14 (61%)a BTK C481Sb 11 (48%), VAF% range 7-93 BTK C481R 2 (8%) VAF%: 49, 77 BTK C481P 1 (4%) VAF% 28 BTK T474Ib 1 (4%) VAF% 32 PLCg2c 3 (13%) NOTCH1 4 (17%) SF3B1 7 (30%) ATM 4 (17%) VAF = variant allelic frequency a As determined by NGS (detection limit 5%) b 1 patient had 2 BTK mutations (C481S and T474I) c 1 patient carried an S707F activating mutation Allan et al., ASH 2019, Preliminary data as of November 18, 2019

ASH 2019: Vecabrutinib Very Well Tolerated TEAEs ≥10% Drug-Related TEAEs ≥5% and Any Drug-Related Grade 3 or 4 TEAE No drug-related Grade 3 or Grade 4 TEAE have been observed at dose levels higher than 50 mg (Cohort 2) No drug-related bleeding, arthralgia, or cardiac AEs have been reported Allan et al., ASH 2019, Preliminary data as of November 18, 2019. TEAE=treatment-emergent adverse event

ASH 2019: Clinical Activity in Patients with Diverse Poor Prognostic Features, w/wo BTK C481S Mutations In Cohort 5 (300 mg BID), SD was observed in 3 of 5 patients Allan et al., ASH 2019, Preliminary data as of November 18, 2019 H=hypermutated; SD=stable disease as assessed by investigator; SPD=sum of the product of the diameters; U=unknown or not determined; VAF=variant allelic frequency at baseline. +=On treatment. **Patient 22 had a known activating mutation in PLCg2 (S707F). Cohort 5 (300 mg BID)

ASH 2019: Steady-State C1D8 Concentration-Time Profiles Cmin and Exposure Increased with Dose Steady-state C1D8 median Cmin values: 75 ng/mL (Cohort 1), 451 ng/mL (Cohort 2), 873 ng/mL (Cohort 3), 1124 ng/mL (Cohort 4), and 1950 ng/mL (Cohort 5) Allan et al., ASH 2019, Preliminary data as of November 18, 2019

ASH 2019: Pharmacodynamic Effects, Reductions in Chemokines CCL3 and CCL4, Increased with Dose 1 patient in the 300 mg cohort did not have baseline; % decrease was calculated against median. 4 pts ( #15, #25, # 28, # 29) had undetectable CCL3 levels (< 65.2 pg /ml). Allan et al., ASH 2019, Preliminary data as of November 18, 2019

Vecabrutinib Summary Evidence of clinical activity in covalent BTKi-relapsed patients with and without C481-mutated BTK disease Exposure increased with dose Very well tolerated Currently treating patients across 3 dose levels (300 to 500 mg BID) Additional response assessments in 1Q20 & 2Q20

SNS-510 PDK1 inhibitor

Unique Dual PDK1 Inhibition Mechanism of SNS-510 PDK1 is a master kinase that activates other kinases important to cell growth and survival including members of AKT, PKC, RSK and SGK families. Cunningham J T , and Ruggero D, Cancer Discovery 2013;3:1099-1102

PDK-1 Alterations in Cancer Gagliardi et al, Semin Cancer Biol 2018

SNS-510: Selective Potent Inhibitor of PDK1 Hansen et al, AACR-NCI-EORTC 2015 ; Sunesis data [SNS-510] nM dephosph-PDK1 phosph-PDK1 PDK1 Inhibition %activity Kinase IC50 nM Phosphorylated PDK1 3.9 Dephosphorylated PDK1 3.1 Kinases with IC50 < 200 nM FLT3 12nM, LCK 25.4 nM, MNK2 39.8 nM, MET 72.3 nM, PDGFRα 86.3 nM, HIPK4 92.2 nM, TRK C 146 nM, RON 162 nM

Sensitive and resistant classifications were used in the subsequent analysis by Fisher’s exact test and in the differential mRNA expression analysis SNS-510 Showed Potent Activity Across 320 Cell Lines from Solid Tumor & Hematologic Cancers

Mutated/Deleted CDKN2A Associated With Sensitivity to SNS-510

Mutated/Deleted CDKN2A Cell Lines from Various Tissues of Origin Show Sensitivity to SNS-510 Ranked distributions show log10 IC50 values for cell lines harboring CDKN2A mutations or deletions. Cell line responses were classified as sensitive (red), resistant (blue), or intermediate (gray). Taverna et al., AACR-NCI-EORTC 2019 Log10 IC50 (µM ) CDKN2A Mutated/Deleted Cell Lines

PDK1 overexpression in CDK4/6i resistance & sensitivity of CDKN2A mut/del cell lines supportive of SNS-510 combination with CDK4/6i in breast cancer PDK1 Mediates Acquired Resistance to CDK4/6 Inhibition

SNS-510 Antitumor Activity in AML Xenografts MV4-11 FLT3-ITD Driven MOLM-16 FLT3-ITD Independent FLT3-ITD; TP53 and NPM1 WT; MLL-ENL (t4;11) FLT3 and NPM1 WT; TP53, MLL and MTOR mutated Taverna et al., AACR-NCI-EORTC 2019

SNS-510 PDK1 Inhibitor Summary Broad activity in screen of 320 solid tumor & hematologic cancer cell lines Potential for greater clinical activity than PI3K or AKT inhibitors Inhibits PI-dependent pathways (PI3K/AKT) Inhibits PI-independent pathways (SGK, PKC, IKK, RSK [S6K]) Potential to combine with CDK4/6 inhibitors CDKN2A gene product regulates CDK4/6 PDK1 linked to CDK4/6 inhibitor resistance Active in FLT3-driven and FLT3-independent AML xenograft models On track for IND by end of 2020

Summary

Financial Position and Capitalization Proforma as of 12/31/19 1 Includes common (111.4M) plus preferred as converted (19.7M) Ticker SNSS (NASDAQ) Cash & Equivalents $34.6 million Debt $5.5 million Shares 131.1 million1 Warrants Stock Options 0.2 million 5.2 million Top Shareholders Aisling, BVF, Caxton, Nantahala, JFL Capital, Samsara, MPM, Sphera, and Bay City Covering Analysts Jim Birchenough (Wells Fargo Securities) Hartaj Singh (Oppenheimer & Co) Marc Frahm (Cowen & Co) Andrew Fein (H.C. Wainwright) Nathaniel Calloway (Edison Research)

Sunesis Highlights Vecabrutinib (BTK) Large and rapidly growing market Non-covalent BTK inhibition is validated Completing Phase 1b in 2Q20 SNS-510 (PDK1) First-in-class target with huge market potential Potential synergy with CDK4/6 inhibitors On track for IND by end of 2020

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